UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) December 10, 2010

SPECTRUM GROUP INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-11988	22-2365834
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

18061 Fitch Irvine, CA 92614 (Address of Principal Executive Offices) (Zip Code)

(949) 955-1250
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2010, Spectrum Group International, Inc. (the “Company”) appointed Arthur Hamilton as Chief Accounting Officer and Vice President. Prior to joining the Company in May 2010, Mr. Hamilton served as Senior Manager, Internal Audit at Franklin Templeton Investments, Inc from October 2009 to May 2010, and Director of Treasury and Compliance for Fontainebleau Resorts from July 2008 to October 2009. From February 1997 to October 2009, Mr. Hamilton held various financial positions in Accounting, Finance, and Compliance at MGM Resorts International (formally MGM MIRAGE), T. Rowe Price Group, Inc., and Ryder Systems, Inc. Mr. Hamilton graduated from Northwestern University, Kellogg School of Management, in Evanston, Illinois with a Masters in Business Administration. Mr. Hamilton is also a licensed Certified Public Accountant.

Item 8.01.    Other Events.

Results of Annual Meeting

At the annual meeting of shareholders of the Company held on December 10, 2010 (the “Annual Meeting”), the Company's stockholders elected the following persons to the Company's Board of Directors:

Antonio Arenas, George Lumby and Jess Ravich, to serve as directors in the class of directors (Class I) whose term expires in 2013.

At the Annual Meeting, the Company's stockholders also ratified the appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ended June 30, 2011.

Appointment of Committee Members and Re-Appointment of Officers

At the Company's Board of Directors' meeting held on December 10, 2010, the Board of Directors appointed the following persons to the committees of the Board of Directors:

Audit Committee

Christopher W. Nolan, Sr., Chairman
John U. Moorhead
Jess M. Ravich

Compensation Committee

John U. Moorhead, Chairman
Jeffrey D. Benjamin
Jess M. Ravich

Nominating and Corporate Governance Committee

Jeffrey D. Benjamin, Chairman
Christopher W. Nolan, Sr.
George Lumby

The Board of Directors also re-appointed the following officers to the positions set forth below opposite their respective names:

Chairman of the Board and                    Antonio Arenas
Executive Chairman

President and Chief Executive Officer                Greg Roberts

Chief Financial Officer and                     Paul Soth
Executive Vice President

General Counsel                        Carol Meltzer
and Secretary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2010

SPECTRUM GROUP INTERNATIONAL, INC.

        By:/s/ Carol Meltzer
    Name: Carol Meltzer
Title: General Counsel and Secretary